                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D. C.  20549

                                   FORM  8-K

                                 CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15 OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: October 31, 1996


                               APACHE CORPORATION
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)

           1-4300                                   41-0747868
   (Commission File Number)          (I.R.S. Employer Identification Number)



                        ONE POST OAK CENTRAL, SUITE 100
                            2000 POST OAK BOULEVARD
                           HOUSTON, TEXAS  77056-4400
                    (Address of Principal Executive Offices)

      Registrant's telephone number, including area code:  (713) 296-6000

ITEM 5.  OTHER EVENTS

       On October 31, 1996, Apache Corporation ("Apache") amended and restated its main revolving bank credit facility to provide for a new global credit facility (the "Global Credit Facility"), which consists of several principal agreements. Apache entered into a Fourth Amended and Restated Credit Agreement (which is listed under Item 7 as Exhibit 10.1 and incorporated herein by reference) with a credit commitment, subject to borrowing base availability, of $750 million among Apache, The First National Bank of Chicago, as Global Administrative Agent, The Chase Manhattan Bank, as Co-Agent, First Chicago Capital Markets, Inc., as Arranger, Chase Securities Inc., as Arranger, and the U.S. Lenders party thereto. Apache Canada Ltd. ("Apache Canada"), a wholly-owned subsidiary of Apache, entered into a Credit Agreement (which is listed under Item 7 as Exhibit 10.2 and incorporated herein by reference) with a credit commitment, subject to borrowing base availability, of $125 million among Apache Canada, Bank of Montreal, as Canadian Administrative Agent, The First National Bank of Chicago, as Global Administrative Agent, First Chicago Capital Markets, Inc., as Arranger, Chase Securities Inc., as Arranger, and the Canadian Lenders party thereto. Apache Energy Limited ("AEL") and Apache Oil Australia Pty. Limited ("Apache Oil Australia"), wholly-owned subsidiaries of Apache, entered into a Credit Agreement (which is listed under Item 7 as Exhibit 10.3 and incorporated herein by reference) with a credit commitment, subject to borrowing base availability, of $125 million among AEL, Apache Oil Australia, Chase Securities Australia Limited, as Australian Administrative Agent, The First National Bank of Chicago, as Global Administrative Agent, First Chicago Capital Markets, Inc., as Arranger, Chase Securities Inc., as Arranger, and the Australian Lenders party thereto. In addition, Apache, Apache Canada, and AEL and Apache Oil Australia entered into Indemnity Agreements with the lenders named therein, which Indemnity Agreements are listed under Item 7 as Exhibits 10.4, 10.5, and 10.6, respectively, and incorporated herein by reference.

       The Global Credit Facility adds Apache's oil and gas reserve values in Canada and Australia to those in the United States in determining Apache's global borrowing base. Certain covenants and restrictions contained in the previous credit agreement have been eliminated, and certain interest rates have been reduced. As of October 31, 1996, the global borrowing base for Apache and its subsidiaries under the Global Credit Facility was $947 million, of which borrowing base debt was approximately $745 million, leaving approximately $202 million available for additional borrowings.

       In addition, on October 25, 1996, Apache announced a purchase/sale program for odd-lot shareholders. Apache's press release relating to the odd-lot program is listed under Item 7 as Exhibit 99.1 and is incorporated herein by reference.





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

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


       EXHIBITS

       10.1* Fourth Amended and Restated Credit Agreement, dated October 31, 1996, among the Registrant, the lenders named therein, and The First National Bank of Chicago, as Global Administrative Agent, The Chase Manhattan Bank, as Co-Agent, First Chicago Capital Markets, Inc., as Arranger, and Chase Securities Inc., as Arranger.

       10.2* Credit Agreement, dated October 31, 1996, among Apache Canada Ltd., a wholly-owned subsidiary of the Registrant, the lenders named therein, and Bank of Montreal, as Canadian Administrative Agent, The First National Bank of Chicago, as Global Administrative Agent, First Chicago Capital Markets, Inc., as Arranger, and Chase Securities Inc., as Arranger.

       10.3* Credit Agreement, dated October 31, 1996, among Apache Energy Limited and Apache Oil Australia Pty. Limited, wholly-owned subsidiaries of the Registrant, the lenders named therein, and Chase Securities Australia Limited, as Australian Administrative Agent, The First National Bank of Chicago, as Global Administrative Agent, First Chicago Capital Markets, Inc., as Arranger, and Chase Securities Inc., as Arranger.

       10.4* Indemnity Agreement, dated October 31, 1996, among the Registrant and the lenders named therein (together with the form of Intercreditor Agreement among lenders attached as an exhibit thereto).

       10.5* Indemnity Agreement, dated October 31, 1996, among Apache Energy Limited and Apache Oil Australia Pty. Limited, subsidiaries of the Registrant, and the lenders named therein (but excluding the form of Intercreditor Agreement among lenders attached as an exhibit thereto, which Intercreditor Agreement is filed under Exhibit 10.4 hereto).

       10.6* Indemnity Agreement, dated October 31, 1996, among Apache Canada Ltd., subsidiaries of the Registrant, and the lenders named therein (but excluding the form of Intercreditor Agreement among lenders attached as an exhibit thereto, which Intercreditor Agreement is filed under Exhibit 10.4 hereto).

       99.1* Press release, dated October 24, 1996, "Apache Offers Program for Odd-Lot Shareholders."

---------------
*      Filed herewith.





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
                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   APACHE CORPORATION



Date:  October 31, 1996            By:     /s/ Z. S. Kobiashvili
                                      ---------------------------------------
                                   Name:   Z. S. Kobiashvili
                                   Title:  Vice President and General Counsel





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
                                 EXHIBIT INDEX


       EXHIBITS
       --------
       10.1*         Fourth Amended and Restated Credit Agreement, dated
                     October 31, 1996, among the Registrant, the lenders named
                     therein, and The First National Bank of Chicago, as Global
                     Administrative Agent, The Chase Manhattan Bank, as
                     Co-Agent, First Chicago Capital Markets, Inc., as
                     Arranger, and Chase Securities Inc., as Arranger.

       10.2*         Credit Agreement, dated October 31, 1996, among Apache
                     Canada Ltd., a wholly-owned subsidiary of the Registrant, the lenders named therein, and Bank of Montreal, as Canadian Administrative Agent, The First National Bank of
                     Chicago, as Global Administrative Agent, First Chicago
                     Capital Markets, Inc., as Arranger, and Chase Securities
                     Inc., as Arranger.

       10.3*         Credit Agreement, dated October 31, 1996, among Apache
                     Energy Limited and Apache Oil Australia Pty. Limited, wholly-owned subsidiaries of the Registrant, the lenders named therein, and Chase Securities Australia Limited, as Australian Administrative Agent, The First National Bank of Chicago, as Global Administrative Agent, First Chicago
                     Capital Markets, Inc., as Arranger, and Chase Securities
                     Inc., as Arranger.

       10.4*         Indemnity Agreement, dated October 31, 1996, among the
                     Registrant and the lenders named therein (together with the form of Intercreditor Agreement among lenders attached as an exhibit thereto).

       10.5*         Indemnity Agreement, dated October 31, 1996, among Apache
                     Energy Limited and Apache Oil Australia Pty. Limited, subsidiaries of the Registrant, and the lenders named therein (but excluding the form of Intercreditor Agreement among lenders attached as an exhibit thereto, which Intercreditor Agreement is filed under Exhibit 10.4 hereto).

       10.6*         Indemnity Agreement, dated October 31, 1996, among Apache
                     Canada Ltd., subsidiaries of the Registrant, and the lenders named therein (but excluding the form of Intercreditor Agreement among lenders attached as an exhibit thereto, which Intercreditor Agreement is filed under Exhibit 10.4 hereto).

       99.1*         Press release, dated October 24, 1996, "Apache Offers
                     Program for Odd-Lot Shareholders."

---------------
*      Filed herewith.





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